UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 29, 2012

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-34709	05-0574281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13927 South Gessner Road,  Missouri City, TX 77489
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 29, 2012, Mr. Thomas J. Fleure (“Mr. Fleure”) assumes increased responsibilities in the areas of data processing and advanced imaging technology while continuing to serve as the Senior Vice President of Geophysical Technology of Global Geophysical Services, Inc. (“Company” or “Global”). In his extended role, Mr. Fleure will continue to supervise and guide the ongoing evolution and growth of Company’s AUTOSEIS® recording technology, as well as oversee the data processing, analysis and interpretation division.

Mr. Fleure has served in various management and technology related functions since August 2004, when he joined the Company. Prior to joining Global, Mr. Fleure spent 21 years at Western Geophysical and its successor, WesternGeco, where he held several senior management positions in both technology and operations, including positions as InTouch Manager for Geophysics and Survey Evaluation and Design, Applied Technology Special Projects Manager, and Manager of Western Hemisphere Marine Operations. Mr. Fleure received a Bachelor of Science in Geophysical Engineering from the Colorado School of Mines.

Mr. Fleure will assume the responsibilities of Mr. Christopher T. Usher, Senior Vice President Data Processing, Analysis and Interpretation and Chief Technology Officer, who is leaving the Company effective as of the date above-mentioned.

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 26, 2012, Addendum B-1 containing the list of the individuals governed by Addendum B “Financial Code of Ethics for the Chief Executive Officer and Senior Financial Officers” has been amended and now includes Company’s new President and Chief Executive Officer. Besides an introductory letter signed by Company’s new President and Chief Executive Officer and a couple of clerical drafting revisions, no other amendments have been made.

The full text of Company’s Code of Business Conduct and Ethics, as revised November 26, 2012 (“Code”), a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K, is incorporated by reference into this Item 5.05. The Code will be posted as soon as practical on the Company’s website at www.globalgeophysical.com.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
14.1	Global Geophysical Services, Inc. - Code of Business Conduct and Ethics, as revised on November 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

November 29, 2012	By:	/s/ P. Mathew Verghese
P. Mathew Verghese
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
14.1	Global Geophysical Services, Inc. - Code of Business Conduct and Ethics, as revised on November 26, 2012